Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2011

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

FEBRUARY 8, 2012

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

This quarterly financial supplement reflects, for all periods presented, the classification of the results for the Company’s real estate brokerage franchise and relocation services business as a “divested business” and excluded from adjusted operation income as a result of the sale of this business.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2010	2011
2011	2010			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,970	2,105	-6%	U.S. Retirement Solutions and Investment Management Division	624	618	621	43	688
725	715	1%	U.S. Individual Life and Group Insurance Division	200	136	179	209	201
2,705	2,085	30%	International Insurance Division	588	672	590	751	692
(1,127)	(923)	-22%	Corporate and other operations	(239)	(264)	(233)	(349)	(281)

4,273	3,982	7%	Total pre-tax adjusted operating income	1,173	1,162	1,157	654	1,300
1,139	1,066	7%	Income taxes, applicable to adjusted operating income	325	321	316	150	352

3,134	2,916	7%	Financial Services Businesses after-tax adjusted operating income	848	841	841	504	948

			Reconciling items:
685	(62)	1205%	Realized investment gains (losses), net, and related charges and adjustments	(906)	(360)	(11)	1,624	(568)
223	501	-55%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(218)	(17)	177	10	53
(123)	(631)	81%	Change in experience-rated contractholder liabilities due to asset value changes	200	34	(178)	68	(47)
54	(25)	316%	Divested businesses	(8)	(9)	—	24	39
(192)	(98)	-96%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(62)	(133)	18	(88)	11

647	(315)	305%	Total reconciling items, before income taxes	(994)	(485)	6	1,638	(512)
398	(8)	5075%	Income taxes, not applicable to adjusted operating income	(307)	(139)	14	685	(162)

249	(307)	181%	Total reconciling items, after income taxes	(687)	(346)	(8)	953	(350)

3,383	2,609	30%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	161	495	833	1,457	598
113	73	55%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	39	80	(18)	57	(6)

3,496	2,682	30%	Income from continuing operations attributable to Prudential Financial, Inc.	200	575	815	1,514	592
72	11	555%	Earnings attributable to noncontrolling interests	12	25	29	10	8

3,568	2,693	32%	Income from continuing operations (after-tax) of Financial Services Businesses	212	600	844	1,524	600
35	32	9%	Income (loss) from discontinued operations, net of taxes	13	14	16	(9)	14

3,603	2,725	32%	Net income of Financial Services Businesses	225	614	860	1,515	614
72	11	555%	Less: Income attributable to noncontrolling interests	12	25	29	10	8

3,531	2,714	30%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	213	589	831	1,505	606

10.25%	10.86%		Operating Return on Average Equity (based on adjusted operating income)	11.84%	11.47%	11.11%	6.50%	11.91%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
3,531	2,714		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	213	589	831	1,505	606
135	481		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(36)	19	7	29	80

3,666	3,195		Consolidated net income attributable to Prudential Financial, Inc.	177	608	838	1,534	686

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted):
6.41	6.17	Financial Services Businesses after-tax adjusted operating income	1.76	1.71	1.70	1.04	1.97

		Reconciling items:
1.40	(0.13)	Realized investment gains (losses), net, and related charges and adjustments	(1.87)	(0.73)	(0.02)	3.32	(1.19)
0.46	1.05	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.45)	(0.03)	0.36	0.02	0.11
(0.25)	(1.33)	Change in experience-rated contractholder liabilities due to asset value changes	0.41	0.07	(0.36)	0.14	(0.10)
0.11	(0.05)	Divested businesses	(0.02)	(0.02)	—	0.05	0.08
(0.01)	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.01	—	(0.03)	0.01

1.71	(0.45)	Total reconciling items, before income taxes	(1.92)	(0.70)	(0.02)	3.50	(1.09)
0.98	0.04	Income taxes, not applicable to adjusted operating income	(0.58)	(0.16)	0.03	1.46	(0.35)

0.73	(0.49)	Total reconciling items, after income taxes	(1.34)	(0.54)	(0.05)	2.04	(0.74)

7.14	5.68	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.42	1.17	1.65	3.08	1.23
0.08	0.07	Income (loss) from discontinued operations, net of taxes	0.03	0.03	0.03	(0.02)	0.03

7.22	5.75	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	0.45	1.20	1.68	3.06	1.26

480.2	466.8	Weighted average number of outstanding Common shares (basic)	475.1	484.9	486.0	481.2	469.2

488.7	475.4	Weighted average number of outstanding Common shares (diluted) (1)	483.5	493.9	494.8	489.3	477.0

24	36	Direct equity adjustments for earnings per share calculation	7	9	8	8	(1)
17	17	Earnings related to interest, net of tax, on exchangeable surplus notes (1)	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
42	37	Financial Services Businesses after-tax adjusted operating income	10	11	12	6	13
46	35	Income from continuing operations (after-tax) of Financial Services Businesses	7	8	11	20	9

(1)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive.

For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,982	2,432	2,152	2,899	2,336
		Long-term debt	20,384	20,764	21,309	20,651	21,353
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	31,032	31,300	33,623	35,651	35,650
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	29,248	30,055	31,096	31,954	31,657
		Excluding total accumulated other comprehensive income	28,100	28,785	29,683	30,490	30,232

		Total Capitalization:
		Including accumulated other comprehensive income	52,935	53,583	56,451	57,821	58,522
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	51,151	52,338	53,924	54,124	54,529
		Excluding total accumulated other comprehensive income	50,003	51,068	52,511	52,660	53,104

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	63.11	63.50	68.09	74.52	75.04
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	59.48	60.98	62.97	66.79	66.63
		Excluding total accumulated other comprehensive income	57.15	58.40	60.11	63.73	63.63

		Number of diluted shares at end of period (2)	491.7	492.9	493.8	478.4	475.1

		Common Stock Price Range (based on closing price):
67.32	65.82	High	59.95	67.32	64.62	65.26	57.32
43.91	47.02	Low	50.68	58.32	57.77	43.93	43.91
50.12	58.71	Close	58.71	61.58	63.59	46.86	50.12

		Common Stock market capitalization (1)	28,404	29,900	30,912	22,113	23,456

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

OPERATIONS HIGHLIGHTS

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2) (3):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	235.3	246.2	256.2	258.8	269.1
		Retail customers	101.2	108.8	109.3	110.1	117.9
		General account	200.8	213.8	218.0	230.5	232.1

		Total Investment Management and Advisory Services	537.3	568.8	583.5	599.4	619.1
		Non-proprietary assets under management	149.8	161.7	167.3	136.1	152.2

		Total managed by U.S. Retirement Solutions and Investment Management Division	687.1	730.5	750.8	735.5	771.3
		Managed by U.S. Individual Life and Group Insurance Division	13.1	13.3	13.5	13.6	13.8
		Managed by International Insurance Division	83.8	114.7	118.9	122.2	115.6

		Total assets under management	784.0	858.5	883.2	871.3	900.7
		Client assets under administration	84.1	86.6	89.4	82.6	85.7

		Total assets under management and administration	868.1	945.1	972.6	953.9	986.4

		Assets managed or administered for customers outside of the United States at end of period	151.1	201.4	208.3	213.2	208.9

		Distribution Representatives (1):
		Prudential Agents	2,471	2,506	2,551	2,571	2,529
		International Life Planners	6,565	6,581	6,568	6,699	6,792
		Gibraltar Life Advisors (4)	6,281	13,227	13,353	12,936	12,791

54	53	Prudential Agent productivity ($ thousands)	68	50	50	52	64

(1)	As of end of period.
(2)	At fair market value.
(3)	Includes assets under management relating to acquired businesses of AIG Star Life Insurance Co., LTD. and AIG Edison Life Insurance Co. (“Star/Edison”) commencing as of February 1, 2011 date of acquisition, totalling $45 billion as of that date.
(4)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2010	2011
2011	2010			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
21,409	15,242	40%	Premiums	3,941	4,828	5,506	5,421	5,654
4,032	3,480	16%	Policy charges and fee income	929	982	1,038	979	1,033
9,917	8,598	15%	Net investment income	2,231	2,304	2,525	2,536	2,552
4,039	3,210	26%	Asset management fees, commissions and other income	916	1,040	1,031	944	1,024

39,397	30,530	29%	Total revenues	8,017	9,154	10,100	9,880	10,263

			Benefits and Expenses (1):
20,270	14,877	36%	Insurance and annuity benefits	3,704	4,644	5,160	5,419	5,047
3,756	3,418	10%	Interest credited to policyholders’ account balances	877	829	934	1,040	953
1,164	1,049	11%	Interest expense	273	279	290	296	299
(3,897)	(3,092)	-26%	Deferral of acquisition costs	(849)	(908)	(985)	(1,006)	(998)
1,978	1,368	45%	Amortization of acquisition costs	378	466	539	499	474
11,853	8,928	33%	General and administrative expenses	2,461	2,682	3,005	2,978	3,188

35,124	26,548	32%	Total benefits and expenses	6,844	7,992	8,943	9,226	8,963

4,273	3,982	7%	Adjusted operating income before income taxes	1,173	1,162	1,157	654	1,300

			Reconciling items:
2,521	116	2073%	Realized investment gains (losses), net, and related adjustments	(1,369)	(356)	158	3,376	(657)
(1,836)	(178)	-931%	Related charges	463	(4)	(169)	(1,752)	89

685	(62)	1205%	Total realized investment gains (losses), net, and related charges and adjustments	(906)	(360)	(11)	1,624	(568)

223	501	-55%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(218)	(17)	177	10	53
(123)	(631)	81%	Change in experience-rated contractholder liabilities due to asset value changes	200	34	(178)	68	(47)
54	(25)	316%	Divested businesses	(8)	(9)	—	24	39
(192)	(98)	-96%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(62)	(133)	18	(88)	11

647	(315)	305%	Total reconciling items, before income taxes	(994)	(485)	6	1,638	(512)

4,920	3,667	34%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	179	677	1,163	2,292	788
1,537	1,058	45%	Income tax expense	18	182	330	835	190

3,383	2,609	30%	Income from continuing operations before equity in earnings of operating joint ventures	161	495	833	1,457	598

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2010	03/31/2011	06/30/2011	09/30/2011	12/31/2011

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $144,248; $182,343; $186,022; $195,462; $197,784)	149,806	186,861	192,902	205,102	208,132
Fixed maturities, held to maturity, at amortized cost (fair value $5,477; $5,283; $5,342; $5,484; $5,354)	5,226	5,102	5,091	5,195	5,107
Trading account assets supporting insurance liabilities, at fair value	17,771	18,314	18,563	19,535	19,481
Other trading account assets, at fair value	4,069	3,599	3,616	6,237	5,228
Equity securities, available for sale, at fair value (cost $3,605; $5,621; $5,517; $4,280; $4,165)	4,148	6,286	6,022	4,561	4,413
Commercial mortgage and other loans	23,324	24,259	24,712	25,315	26,391
Policy loans	5,290	5,926	6,046	6,176	6,263
Other long-term investments	4,589	6,335	6,239	5,919	5,830
Short-term investments	4,133	6,094	6,497	6,764	8,593

Total investments	218,356	262,776	269,688	284,804	289,438
Cash and cash equivalents	12,447	10,512	13,234	14,734	13,201
Accrued investment income	1,734	2,083	2,111	2,147	2,177
Deferred policy acquisition costs	15,672	16,224	16,563	15,596	16,123
Other assets	16,161	21,066	20,655	16,630	15,752
Separate account assets	207,776	218,382	222,892	207,366	218,380

Total assets	472,146	531,043	545,143	541,277	555,071

Liabilities:
Future policy benefits	82,242	102,404	108,766	117,978	119,036
Policyholders’ account balances	100,905	127,512	125,494	129,069	129,068
Securities sold under agreements to repurchase	2,557	2,599	2,830	2,555	3,118
Cash collateral for loaned securities	1,614	1,522	2,415	2,334	2,254
Income taxes	6,736	6,057	6,939	8,706	8,449
Senior short-term debt	1,982	2,432	2,152	2,899	2,336
Senior long-term debt	20,384	20,764	21,309	20,651	21,353
Junior subordinated long-term debt	1,519	1,519	1,519	1,519	1,519
Other liabilities	14,886	16,002	16,611	11,894	13,320
Separate account liabilities	207,776	218,382	222,892	207,366	218,380

Total liabilities	440,601	499,193	510,927	504,971	518,833

Attributed Equity:
Accumulated other comprehensive income	2,932	2,515	3,940	5,161	5,418
Other attributed equity	28,100	28,785	29,683	30,490	30,232

Total attributed equity	31,032	31,300	33,623	35,651	35,650

Noncontrolling Interest	513	550	593	655	588

Total Equity	31,545	31,850	34,216	36,306	36,238

Total liabilities and equity	472,146	531,043	545,143	541,277	555,071

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,654	257	1,375	4,027	(5)
Policy charges and fee income	1,033	512	384	146	(9)
Net investment income	2,552	1,010	418	1,025	99
Asset management fees, commissions and other income	1,024	963	108	87	(134)

Total revenues	10,263	2,742	2,285	5,285	(49)

Benefits and Expenses (1):
Insurance and annuity benefits	5,047	416	1,468	3,175	(12)
Interest credited to policyholders’ account balances	953	549	135	276	(7)
Interest expense	299	35	73	—	191
Deferral of acquisition costs	(998)	(271)	(117)	(619)	9
Amortization of acquisition costs	474	109	65	307	(7)
General and administrative expenses	3,188	1,216	460	1,454	58

Total benefits and expenses	8,963	2,054	2,084	4,593	232

Adjusted operating income (loss) before income taxes	1,300	688	201	692	(281)

	Quarter Ended December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	3,941	295	1,239	2,414	(7)
Policy charges and fee income	929	456	372	109	(8)
Net investment income	2,231	1,076	408	662	85
Asset management fees, commissions and other income	916	864	85	88	(121)

Total revenues	8,017	2,691	2,104	3,273	(51)

Benefits and Expenses (1):
Insurance and annuity benefits	3,704	458	1,319	1,929	(2)
Interest credited to policyholders’ account balances	877	609	131	150	(13)
Interest expense	273	27	45	1	200
Deferral of acquisition costs	(849)	(373)	(105)	(379)	8
Amortization of acquisition costs	378	86	88	212	(8)
General and administrative expenses	2,461	1,260	426	772	3

Total benefits and expenses	6,844	2,067	1,904	2,685	188

Adjusted operating income (loss) before income taxes	1,173	624	200	588	(239)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	21,409	901	5,478	15,052	(22)
Policy charges and fee income	4,032	2,043	1,472	552	(35)
Net investment income	9,917	4,087	1,664	3,777	389
Asset management fees, commissions and other income	4,039	3,789	354	407	(511)

Total revenues	39,397	10,820	8,968	19,788	(179)

Benefits and Expenses (1):
Insurance and annuity benefits	20,270	2,070	5,969	12,085	146
Interest credited to policyholders’ account balances	3,756	2,285	527	978	(34)
Interest expense	1,164	139	214	1	810
Deferral of acquisition costs	(3,897)	(1,224)	(447)	(2,268)	42
Amortization of acquisition costs	1,978	678	200	1,141	(41)
General and administrative expenses	11,853	4,902	1,780	5,146	25

Total benefits and expenses	35,124	8,850	8,243	17,083	948

Adjusted operating income (loss) before income taxes	4,273	1,970	725	2,705	(1,127)

	Twelve Months Ended December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	15,242	1,232	4,921	9,116	(27)
Policy charges and fee income	3,480	1,662	1,453	407	(42)
Net investment income	8,598	4,237	1,571	2,469	321
Asset management fees, commissions and other income	3,210	3,135	328	228	(481)

Total revenues	30,530	10,266	8,273	12,220	(229)

Benefits and Expenses (1):
Insurance and annuity benefits	14,877	2,139	5,378	7,315	45
Interest credited to policyholders’ account balances	3,418	2,415	511	562	(70)
Interest expense	1,049	96	162	3	788
Deferral of acquisition costs	(3,092)	(1,290)	(442)	(1,402)	42
Amortization of acquisition costs	1,368	305	243	855	(35)
General and administrative expenses	8,928	4,496	1,706	2,802	(76)

Total benefits and expenses	26,548	8,161	7,558	10,135	694

Adjusted operating income (loss) before income taxes	3,982	2,105	715	2,085	(923)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	289,438	97,005	36,164	148,946	7,323
Deferred policy acquisition costs	16,123	2,941	4,640	8,668	(126)
Other assets	31,130	9,271	4,652	12,760	4,447
Separate account assets	218,380	183,785	35,665	1,118	(2,188)

Total assets	555,071	293,002	81,121	171,492	9,456

Liabilities:
Future policy benefits	119,036	20,451	11,194	86,987	404
Policyholders’ account balances	129,068	57,878	16,810	54,908	(528)
Debt	25,208	4,704	7,045	18	13,441
Other liabilities	27,141	10,504	4,323	11,200	1,114
Separate account liabilities	218,380	183,785	35,665	1,118	(2,188)

Total liabilities	518,833	277,322	75,037	154,231	12,243

Attributed Equity:
Accumulated other comprehensive income (loss)	5,418	2,056	1,483	3,340	(1,461)
Other attributed equity	30,232	12,999	4,601	13,870	(1,238)

Total attributed equity	35,650	15,055	6,084	17,210	(2,699)

Noncontrolling Interest	588	625	—	51	(88)

Total Equity	36,238	15,680	6,084	17,261	(2,787)

Total liabilities and equity	555,071	293,002	81,121	171,492	9,456

	As of December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	218,356	88,387	32,408	88,842	8,719
Deferred policy acquisition costs	15,672	3,675	4,653	7,494	(150)
Other assets	30,342	7,832	3,133	6,068	13,309
Separate account assets	207,776	172,759	36,427	693	(2,103)

Total assets	472,146	272,653	76,621	103,097	19,775

Liabilities:
Future policy benefits	82,242	16,227	10,055	55,556	404
Policyholders’ account balances	100,905	57,179	15,812	28,919	(1,005)
Debt	23,885	4,429	5,644	—	13,812
Other liabilities	25,793	8,260	3,590	7,277	6,666
Separate account liabilities	207,776	172,759	36,427	693	(2,103)

Total liabilities	440,601	258,854	71,528	92,445	17,774

Attributed Equity:
Accumulated other comprehensive income (loss)	2,932	1,430	765	1,837	(1,100)
Other attributed equity	28,100	11,786	4,328	8,808	3,178

Total attributed equity	31,032	13,216	5,093	10,645	2,078

Noncontrolling Interest	513	583	—	7	(77)

Total Equity	31,545	13,799	5,093	10,652	2,001

Total liabilities and equity	472,146	272,653	76,621	103,097	19,775

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2011				As of December 31, 2010
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	450	9,255	1,519	11,224	371	6,873	1,519	8,763
Investment related	926	7,971	—	8,897	803	8,766	—	9,569
Securities business related	857	661	—	1,518	691	1,539	—	2,230
Specified other businesses	103	3,466	—	3,569	117	3,206	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,336	21,353	1,519	25,208	1,982	20,384	1,519	23,885

Ratio of long-term and short-term capital debt to capitalization (1)				25.3%				22.1%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of December 31, 2011				As of December 31, 2010
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,662	1,040	522	11,224	7,648	1,064	51	8,763
Investment related	4,970	710	3,217	8,897	5,686	654	3,229	9,569
Securities business related	1,086	422	10	1,518	1,673	552	5	2,230
Specified other businesses	2,834	735	—	3,569	2,603	720	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,552	2,907	3,749	25,208	17,610	2,990	3,285	23,885

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for December 31, 2011 and $942 million for December 31, 2010.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2010	2011
2011	2010			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
901	1,232	-27%	Premiums	295	211	244	189	257
2,043	1,662	23%	Policy charges and fee income	456	492	520	519	512
4,087	4,237	-4%	Net investment income	1,076	1,044	1,034	999	1,010
3,789	3,135	21%	Asset management fees, commissions and other income	864	905	1,039	882	963

10,820	10,266	5%	Total revenues	2,691	2,652	2,837	2,589	2,742

			Benefits and Expenses (1):
2,070	2,139	-3%	Insurance and annuity benefits	458	426	530	698	416
2,285	2,415	-5%	Interest credited to policyholders’ account balances	609	550	563	623	549
139	96	45%	Interest expense	27	34	35	35	35
(1,224)	(1,290)	5%	Deferral of acquisition costs	(373)	(398)	(280)	(275)	(271)
678	305	122%	Amortization of acquisition costs	86	133	156	280	109
4,902	4,496	9%	General and administrative expenses	1,260	1,289	1,212	1,185	1,216

8,850	8,161	8%	Total benefits and expenses	2,067	2,034	2,216	2,546	2,054

1,970	2,105	-6%	Adjusted operating income before income taxes	624	618	621	43	688

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities.

Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2011				Quarter Ended December 31, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	901	121	780	—	257	24	233	—
Policy charges and fee income	2,043	1,850	193	—	512	463	49	—
Net investment income	4,087	790	3,178	119	1,010	197	782	31
Asset management fees, commissions and other income	3,789	877	720	2,192	963	218	182	563

Total revenues	10,820	3,638	4,871	2,311	2,742	902	1,246	594

Benefits and Expenses (1):
Insurance and annuity benefits	2,070	476	1,594	—	416	(25)	441	—
Interest credited to policyholders’ account balances	2,285	570	1,715	—	549	116	433	—
Interest expense	139	112	14	13	35	29	3	3
Deferral of acquisition costs	(1,224)	(1,159)	(42)	(23)	(271)	(256)	(10)	(5)
Amortization of acquisition costs	678	606	47	25	109	99	4	6
General and administrative expenses	4,902	2,320	945	1,637	1,216	548	233	435

Total benefits and expenses	8,850	2,925	4,273	1,652	2,054	511	1,104	439

Adjusted operating income before income taxes	1,970	713	598	659	688	391	142	155

	Twelve Months Ended December 31, 2010				Quarter Ended December 31, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,232	166	1,066	—	295	37	258	—
Policy charges and fee income	1,662	1,461	201	—	456	406	50	—
Net investment income	4,237	878	3,238	121	1,076	218	821	37
Asset management fees, commissions and other income	3,135	690	678	1,767	864	200	179	485

Total revenues	10,266	3,195	5,183	1,888	2,691	861	1,308	522

Benefits and Expenses (1):
Insurance and annuity benefits	2,139	291	1,848	—	458	3	455	—
Interest credited to policyholders’ account balances	2,415	581	1,834	—	609	144	465	—
Interest expense	96	66	17	13	27	20	4	3
Deferral of acquisition costs	(1,290)	(1,214)	(52)	(24)	(373)	(354)	(13)	(6)
Amortization of acquisition costs	305	260	20	25	86	75	5	6
General and administrative expenses	4,496	2,165	944	1,387	1,260	628	245	387

Total benefits and expenses	8,161	2,149	4,611	1,401	2,067	516	1,161	390

Adjusted operating income before income taxes	2,105	1,046	572	487	624	345	147	132

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
102,348	80,519	Beginning total account value	93,375	102,348	109,969	112,202	102,879
20,224	21,651	Sales	6,108	6,815	4,531	4,472	4,406
(7,049)	(6,923)	Surrenders and withdrawals	(1,879)	(1,967)	(1,933)	(1,623)	(1,526)

13,175	14,728	Net sales	4,229	4,848	2,598	2,849	2,880
(1,092)	(981)	Benefit payments	(252)	(254)	(290)	(272)	(276)

12,083	13,747	Net flows	3,977	4,594	2,308	2,577	2,604
(2,450)	9,748	Change in market value, interest credited, and other (1)	5,488	3,552	493	(11,330)	4,835
(2,238)	(1,666)	Policy charges	(492)	(525)	(568)	(570)	(575)

109,743	102,348	Ending total account value	102,348	109,969	112,202	102,879	109,743

		Fixed Annuities:
3,837	3,452	Beginning total account value	3,828	3,837	3,841	3,825	3,810
69	103	Sales	12	18	20	15	16
(183)	(215)	Surrenders and withdrawals	(45)	(48)	(45)	(46)	(44)

(114)	(112)	Net redemptions	(33)	(30)	(25)	(31)	(28)
(276)	(267)	Benefit payments	(68)	(67)	(65)	(67)	(77)

(390)	(379)	Net flows	(101)	(97)	(90)	(98)	(105)
346	766	Interest credited and other (1)	111	102	74	83	87
(1)	(2)	Policy charges	(1)	(1)	—	—	—

3,792	3,837	Ending total account value	3,837	3,841	3,825	3,810	3,792

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
3,223	2,847	Insurance Agents	817	997	758	736	732
4,563	4,612	Wirehouses	1,300	1,414	929	1,040	1,180
9,140	10,611	Independent Financial Planners	2,880	3,339	2,057	1,922	1,822
3,367	3,684	Bank Distribution	1,123	1,083	807	789	688

20,293	21,754	Total	6,120	6,833	4,551	4,487	4,422

(1)	Includes cumulative reclassifications during the first quarter of 2010 of $267 million from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
13,223	14,606	Beginning balance	13,693	13,223	12,621	12,185	12,971
1,906	2,491	Premiums and deposits	569	521	391	489	505
(1,114)	(1,480)	Surrenders and withdrawals	(362)	(346)	(294)	(295)	(179)

792	1,011	Net sales	207	175	97	194	326
(347)	(351)	Benefit payments	(89)	(88)	(85)	(82)	(92)

445	660	Net flows	118	87	12	112	234
412	561	Interest credited and other	129	106	100	102	104
(1,249)	(2,602)	Net transfers (to) from separate account	(716)	(794)	(548)	572	(479)
(1)	(2)	Policy charges	(1)	(1)	—	—	—

12,830	13,223	Ending balance	13,223	12,621	12,185	12,971	12,830

		Account Values in Separate Account:
92,962	69,365	Beginning balance	83,510	92,962	101,189	103,842	93,718
18,387	19,263	Premiums and deposits	5,551	6,312	4,160	3,998	3,917
(6,118)	(5,658)	Surrenders and withdrawals	(1,562)	(1,669)	(1,684)	(1,374)	(1,391)

12,269	13,605	Net sales	3,989	4,643	2,476	2,624	2,526
(1,021)	(897)	Benefit payments	(231)	(233)	(270)	(257)	(261)

11,248	12,708	Net flows	3,758	4,410	2,206	2,367	2,265
(2,516)	9,953	Change in market value, interest credited and other	5,470	3,548	467	(11,349)	4,818
1,249	2,602	Net transfers (to) from general account	716	794	548	(572)	479
(2,238)	(1,666)	Policy charges	(492)	(525)	(568)	(570)	(575)

100,705	92,962	Ending balance	92,962	101,189	103,842	93,718	100,705

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2010	2011
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,873	9,935	9,667	8,844	8,771
Guaranteed minimum withdrawal benefits	1,315	1,296	1,215	1,018	1,031
Guaranteed minimum income benefits	4,532	4,480	4,261	3,580	3,685
Guaranteed minimum withdrawal & income benefits	59,351	66,857	70,349	66,080	72,154

Total	75,071	82,568	85,492	79,522	85,641

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	57,336	64,786	68,273	64,769	70,341
Account Values without Auto-Rebalancing Feature	17,735	17,782	17,219	14,753	15,300

Total	75,071	82,568	85,492	79,522	85,641

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,217	1,227	1,438	4,996	4,238
Net Amount at Risk without Auto-Rebalancing Feature	1,825	1,574	1,622	2,934	2,361

Total	3,042	2,801	3,060	7,930	6,599

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2010	2011
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	69,982	76,405	78,748	72,971	78,334
Net amount at risk	1,132	929	918	3,238	2,083
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,047	30,216	30,191	27,022	28,414
Net amount at risk	4,327	3,871	3,958	6,751	5,699

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	57,336	64,786	68,273	64,769	70,341
Account Values without Auto-Rebalancing Feature	41,693	41,835	40,666	35,224	36,407

Total	99,029	106,621	108,939	99,993	106,748

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	592	557	591	3,042	2,154
Net Amount at Risk without Auto-Rebalancing Feature	4,867	4,243	4,285	6,947	5,628

Total	5,459	4,800	4,876	9,989	7,782

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
141,313	126,345	Beginning total account value	135,248	141,313	145,977	146,580	134,198
16,821	19,266	Deposits and sales	4,369	4,848	4,128	3,966	3,879
(19,160)	(16,804)	Withdrawals and benefits	(5,386)	(4,927)	(4,214)	(4,126)	(5,893)
456	12,506	Change in market value, interest credited, interest income and other activity (1)	7,082	4,743	689	(12,222)	7,246

139,430	141,313	Ending total account value	141,313	145,977	146,580	134,198	139,430

(2,339)	2,462	Net additions (withdrawals)	(1,017)	(79)	(86)	(160)	(2,014)

		Stable value account values included above	39,142	39,062	39,828	40,889	41,142

		Institutional Investment Products:
64,183	51,908	Beginning total account value	59,062	64,183	68,892	74,131	80,513
27,773	15,298	Additions	6,654	5,785	5,592	5,571	10,825
(6,150)	(6,958)	Withdrawals and benefits (2)	(1,177)	(1,128)	(1,437)	(1,501)	(2,084)
4,581	3,370	Change in market value, interest credited and interest income	(175)	482	1,190	2,176	733
(298)	565	Other (3)	(181)	(430)	(106)	136	102

90,089	64,183	Ending total account value	64,183	68,892	74,131	80,513	90,089

21,623	8,340	Net additions	5,477	4,657	4,155	4,070	8,741

(1)	Includes $469 million for the three and twelve months ended December 31, 2011, representing the addition of Prudential’s Non-Qualified pension plan transferred from a third party administrator.
(2)	Includes $(67) million, $(34) million, $(18) million, $(16) million and $(10) million for the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 respectively, and $(78) million, $(752) million for the twelve months ended December 31, 2011 and 2010, respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(118) million, $(402) million and $(13) million for the three months ended December 31, 2010, March 31, 2011 and June 30, 2011 respectively, and $(415) million and $(164) million for the twelve months ended December 31, 2011 and 2010 respectively. “Other” activity also includes $67 million, $34 million, $18 million, $16 million and $10 million for the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively, $78 million and $752 million for the twelve months ended December 31, 2011 and 2010, respectively, related to transfers discussed above in note 2. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2010	2011
2011	2010			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,467	1,273	15%	Asset management fees	338	356	368	367	376
339	210	61%	Incentive, transaction, strategic investing and commercial mortgage revenues	68	57	149	35	98
505	405	25%	Service, distribution and other revenues	116	135	139	111	120

2,311	1,888	22%	Total Asset Management segment revenues	522	548	656	513	594

			Analysis of asset management fees by source:
714	626	14%	Institutional customers	163	174	178	178	184
426	353	21%	Retail customers	98	104	108	107	107
327	294	11%	General account	77	78	82	82	85

1,467	1,273	15%	Total asset management fees	338	356	368	367	376

Supplementary Assets Under Management Information (in billions):
	December 31, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	44.2	197.2	27.7	269.1
Retail customers	70.8	45.7	1.4	117.9
General account	4.2	226.6	1.3	232.1

Total	119.2	469.5	30.4	619.1

	December 31, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.3	160.4	23.6	235.3
Retail customers	72.7	27.0	1.5	101.2
General account	4.1	195.8	0.9	200.8

Total	128.1	383.2	26.0	537.3

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
197.6	152.1	Beginning assets under management	184.1	197.6	209.2	218.9	221.6
48.0	50.5	Additions	16.6	12.4	10.8	10.6	14.2
(31.3)	(21.9)	Withdrawals	(6.7)	(6.5)	(5.8)	(8.5)	(10.5)
16.8	16.9	Change in market value	3.0	5.4	4.7	0.8	5.9
—	(0.5)	Net money market flows	0.1	(0.1)	—	(0.2)	0.3
0.4	0.5	Other (1)	0.5	0.4	—	—	—

231.5	197.6	Ending assets under management	197.6	209.2	218.9	221.6	231.5
37.6	37.7	Affiliated institutional assets under management	37.7	37.0	37.3	37.2	37.6

269.1	235.3	Total assets managed for institutional customers at end of period	235.3	246.2	256.2	258.8	269.1

16.7	28.6	Net institutional additions, excluding money market activity	9.9	5.9	5.0	2.1	3.7

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
61.6	51.1	Beginning assets under management	55.5	61.6	66.2	66.8	58.9
23.9	21.0	Additions	5.3	6.1	5.0	6.2	6.6
(20.4)	(14.6)	Withdrawals	(4.1)	(4.1)	(5.2)	(5.7)	(5.4)
(0.5)	6.7	Change in market value	4.9	3.0	0.8	(8.4)	4.1
—	(2.6)	Net money market flows	—	—	—	—	—
(0.4)	—	Other (2)	—	(0.4)	—	—	—

64.2	61.6	Ending assets under management	61.6	66.2	66.8	58.9	64.2
53.7	39.6	Affiliated retail assets under management	39.6	42.6	42.5	51.2	53.7

117.9	101.2	Total assets managed for retail customers at end of period	101.2	108.8	109.3	110.1	117.9

3.5	6.4	Net retail additions (withdrawals), excluding money market activity	1.2	2.0	(0.2)	0.5	1.2

(1)	Other activity includes acquisition of an asset management rights contract of $0.5 billion during the fourth quarter of 2010. “Other” activity during the first quarter of 2011 represents transfers from the Retirement Segment as a result of a change in client contract form.
(2)	Amounts in the first quarter 2011 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2010	2011
2011	2010			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
5,478	4,921	11%	Premiums	1,239	1,360	1,361	1,382	1,375
1,472	1,453	1%	Policy charges and fee income	372	385	384	319	384
1,664	1,571	6%	Net investment income	408	407	418	421	418
354	328	8%	Asset management fees, commissions and other income	85	79	86	81	108

8,968	8,273	8%	Total revenues	2,104	2,231	2,249	2,203	2,285

			Benefits and Expenses (1):
5,969	5,378	11%	Insurance and annuity benefits	1,319	1,510	1,453	1,538	1,468
527	511	3%	Interest credited to policyholders’ account balances	131	128	130	134	135
214	162	32%	Interest expense	45	45	48	48	73
(447)	(442)	-1%	Deferral of acquisition costs	(105)	(103)	(112)	(115)	(117)
200	243	-18%	Amortization of acquisition costs	88	93	107	(65)	65
1,780	1,706	4%	General and administrative expenses	426	422	444	454	460

8,243	7,558	9%	Total benefits and expenses	1,904	2,095	2,070	1,994	2,084

725	715	1%	Adjusted operating income before income taxes	200	136	179	209	201

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2011			Quarter Ended December 31, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	5,478	716	4,762	1,375	179	1,196
Policy charges and fee income	1,472	952	520	384	258	126
Net investment income	1,664	978	686	418	249	169
Asset management fees, commissions and other income	354	254	100	108	83	25

Total revenues	8,968	2,900	6,068	2,285	769	1,516

Benefits and Expenses (1):
Insurance and annuity benefits	5,969	1,144	4,825	1,468	276	1,192
Interest credited to policyholders’ account balances	527	299	228	135	77	58
Interest expense	214	214	—	73	73	—
Deferral of acquisition costs	(447)	(391)	(56)	(117)	(104)	(13)
Amortization of acquisition costs	200	174	26	65	58	7
General and administrative expenses	1,780	943	837	460	243	217

Total benefits and expenses	8,243	2,383	5,860	2,084	623	1,461

Adjusted operating income before income taxes	725	517	208	201	146	55

	Twelve Months Ended December 31, 2010			Quarter Ended December 31, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,921	714	4,207	1,239	180	1,059
Policy charges and fee income	1,453	975	478	372	266	106
Net investment income	1,571	903	668	408	237	171
Asset management fees, commissions and other income	328	223	105	85	56	29

Total revenues	8,273	2,815	5,458	2,104	739	1,365

Benefits and Expenses (1):
Insurance and annuity benefits	5,378	1,120	4,258	1,319	276	1,043
Interest credited to policyholders’ account balances	511	284	227	131	72	59
Interest expense	162	162	—	45	45	—
Deferral of acquisition costs	(442)	(396)	(46)	(105)	(94)	(11)
Amortization of acquisition costs	243	218	25	88	79	9
General and administrative expenses	1,706	927	779	426	230	196

Total benefits and expenses	7,558	2,315	5,243	1,904	608	1,296

Adjusted operating income before income taxes	715	500	215	200	131	69

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

25	23	Variable life	7	7	6	8	4
95	77	Universal life	20	23	22	21	29
158	160	Term life	40	35	40	41	42

278	260	Total	67	65	68	70	75

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

84	84	Prudential Agents	22	20	21	21	22
194	176	Third party distribution	45	45	47	49	53

278	260	Total	67	65	68	70	75

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,767	8,081	Beginning balance	8,548	8,767	8,968	9,080	9,358
1,631	1,507	Premiums and deposits	367	402	374	401	454
(780)	(795)	Surrenders and withdrawals	(198)	(180)	(217)	(184)	(199)

851	712	Net sales	169	222	157	217	255
(221)	(197)	Benefit payments	(52)	(51)	(49)	(70)	(51)

630	515	Net flows	117	171	108	147	204
164	291	Interest credited and other	133	62	20	126	(44)
287	251	Net transfers from separate account	62	61	74	93	59
(354)	(371)	Policy charges	(93)	(93)	(90)	(88)	(83)

9,494	8,767	Ending balance	8,767	8,968	9,080	9,358	9,494

		Separate Account Liabilities:
17,157	15,692	Beginning balance	16,079	17,156	17,749	17,544	15,506
896	1,031	Premiums and deposits	243	220	215	246	215
(694)	(595)	Surrenders and withdrawals	(145)	(161)	(255)	(128)	(150)

202	436	Net sales (redemptions)	98	59	(40)	118	65
(37)	(33)	Benefit payments	(11)	(13)	(11)	(5)	(8)

165	403	Net flows	87	46	(51)	113	57
128	2,002	Change in market value, interest credited and other	1,222	777	90	(1,890)	1,151
(287)	(251)	Net transfers to general account	(62)	(61)	(74)	(93)	(59)
(671)	(689)	Policy charges	(169)	(169)	(170)	(168)	(164)

16,492	17,157	Ending balance	17,157	17,749	17,544	15,506	16,491

		FACE AMOUNT IN FORCE (3):

		Variable life	118,078	117,538	116,024	113,349	113,039
		Universal life	37,481	38,190	38,896	39,644	41,063
		Term life	457,014	460,683	466,129	471,453	477,235

		Total	612,573	616,411	621,049	624,446	631,337

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:

		Policy Surrender Experience:
778	697	Cash value of surrenders	172	189	286	148	155
3.3%	3.0%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.9%	3.1%	4.7%	2.5%	2.7%

		Death benefits per $1,000 of in force (1):
4.52	4.35	Variable and universal life	3.89	5.15	3.73	5.00	4.18
1.09	1.07	Term life	1.06	1.12	1.06	1.21	0.99
2.73	2.67	Total, Individual Life Insurance	2.45	3.05	2.34	3.03	2.49

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
486	446	Group life	82	392	22	23	49
204	161	Group disability (1)	27	108	30	29	37

690	607	Total	109	500	52	52	86

		Future Policy Benefits (2):
		Group life	2,262	2,233	2,202	2,184	2,418
		Group disability (1)	1,453	1,560	1,621	1,676	1,751

		Total	3,715	3,793	3,823	3,860	4,169

		Policyholders’ Account Balances (2):
		Group life	6,863	6,943	7,075	7,027	7,127
		Group disability (1)	182	174	179	187	189

		Total	7,045	7,117	7,254	7,214	7,316

		Separate Account Liabilities (2):
		Group life	19,271	19,292	20,027	19,148	19,174
		Group disability (1)	—	—	—	—	—

		Total	19,271	19,292	20,027	19,148	19,174

		Group Life Insurance:
4,202	3,721	Gross premiums, policy charges and fee income (3)	944	1,066	1,046	1,050	1,040
4,065	3,539	Earned premiums, policy charges and fee income	856	1,010	992	1,064	999
89.5%	89.7%	Benefits ratio	86.1%	92.3%	90.4%	89.3%	86.0%
8.3%	8.8%	Administrative operating expense ratio	8.8%	8.1%	7.9%	8.5%	8.8%
		Persistency ratio	92.1%	97.2%	96.6%	96.2%	95.8%

		Group Disability Insurance (1):
1,236	1,165	Gross premiums, policy charges and fee income (3)	315	301	304	304	327
1,217	1,146	Earned premiums, policy charges and fee income	309	299	296	299	323
97.5%	94.7%	Benefits ratio	99.0%	94.3%	97.0%	95.0%	103.4%
21.4%	21.3%	Administrative operating expense ratio	19.4%	21.6%	21.4%	21.7%	21.1%
		Persistency ratio	92.1%	93.3%	91.6%	89.7%	88.5%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
3,392	2,449	Beginning balance	2,600	3,392	3,673	3,697	2,380
1,159	1,214	Capitalization	354	379	264	260	256
(606)	(260)	Amortization - operating results	(75)	(99)	(146)	(262)	(99)
(1,276)	15	Amortization - realized investment gains and losses	362	18	(94)	(1,282)	82
18	(26)	Impact of unrealized (gains) or losses on AFS securities	151	(1)	—	(33)	52
(16)	—	Other (1)	—	(16)	—	—	—

2,671	3,392	Ending balance	3,392	3,673	3,697	2,380	2,671

		INDIVIDUAL LIFE INSURANCE:
4,261	4,179	Beginning balance	4,129	4,261	4,272	4,217	4,305
391	396	Capitalization	94	89	97	101	104
(174)	(218)	Amortization - operating results	(79)	(86)	(101)	71	(58)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(260)	(96)	Impact of unrealized (gains) or losses on AFS securities	117	8	(51)	(84)	(133)

4,218	4,261	Ending balance	4,261	4,272	4,217	4,305	4,218

		GROUP INSURANCE:
392	371	Beginning balance	390	392	399	408	416
56	46	Capitalization	11	14	15	14	13
(26)	(25)	Amortization - operating results	(9)	(7)	(6)	(6)	(7)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

422	392	Ending balance	392	399	408	416	422

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,348	1,117	Beginning balance	1,094	1,348	1,431	1,415	915
358	431	Capitalization	109	121	86	72	79
(262)	(196)	Amortization - operating results	(53)	(56)	(60)	(105)	(41)
(464)	(19)	Amortization - realized investment gains and losses	143	6	(44)	(455)	29
4	15	Impact of unrealized (gains) or losses on AFS securities	55	(4)	2	(12)	18
16	—	Other (1)	—	16	—	—	—

1,000	1,348	Ending balance	1,348	1,431	1,415	915	1,000

(1)	“Other” activity for the first quarter of 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2010	2011
2011	2010			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
15,052	9,116	65%	Premiums	2,414	3,267	3,912	3,846	4,027
552	407	36%	Policy charges and fee income	109	113	143	150	146
3,777	2,469	53%	Net investment income	662	765	961	1,026	1,025
407	228	79%	Asset management fees, commissions and other income	88	183	33	104	87

19,788	12,220	62%	Total revenues	3,273	4,328	5,049	5,126	5,285

			Benefits and Expenses (1):
12,085	7,315	65%	Insurance and annuity benefits	1,929	2,706	3,170	3,034	3,175
978	562	74%	Interest credited to policyholders’ account balances	150	161	249	292	276
1	3	-67%	Interest expense	1	—	1	—	—
(2,268)	(1,402)	-62%	Deferral of acquisition costs	(379)	(422)	(603)	(624)	(619)
1,141	855	33%	Amortization of acquisition costs	212	250	287	297	307
5,146	2,802	84%	General and administrative expenses	772	961	1,355	1,376	1,454

17,083	10,135	69%	Total benefits and expenses	2,685	3,656	4,459	4,375	4,593

2,705	2,085	30%	Adjusted operating income before income taxes	588	672	590	751	692

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2011			Quarter Ended December 31, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	15,052	6,432	8,620	4,027	1,638	2,389
Policy charges and fee income	552	371	181	146	92	54
Net investment income	3,777	1,451	2,326	1,025	375	650
Asset management fees, commissions and other income	407	(40)	447	87	(16)	103

Total revenues	19,788	8,214	11,574	5,285	2,089	3,196

Benefits and Expenses (1):
Insurance and annuity benefits	12,085	5,294	6,791	3,175	1,351	1,824
Interest credited to policyholders’ account balances	978	245	733	276	61	215
Interest expense	1	(1)	2	—	(1)	1
Deferral of acquisition costs	(2,268)	(1,024)	(1,244)	(619)	(260)	(359)
Amortization of acquisition costs	1,141	638	503	307	161	146
General and administrative expenses	5,146	1,693	3,453	1,454	441	1,013

Total benefits and expenses	17,083	6,845	10,238	4,593	1,753	2,840

Adjusted operating income before income taxes	2,705	1,369	1,336	692	336	356

	Twelve Months Ended December 31, 2010			Quarter Ended December 31, 2010
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	9,116	5,662	3,454	2,414	1,491	923
Policy charges and fee income	407	325	82	109	86	23
Net investment income	2,469	1,256	1,213	662	336	326
Asset management fees, commissions and other income	228	23	205	88	(5)	93

Total revenues	12,220	7,266	4,954	3,273	1,908	1,365

Benefits and Expenses (1):
Insurance and annuity benefits	7,315	4,594	2,721	1,929	1,211	718
Interest credited to policyholders’ account balances	562	213	349	150	54	96
Interest expense	3	2	1	1	1	—
Deferral of acquisition costs	(1,402)	(903)	(499)	(379)	(238)	(141)
Amortization of acquisition costs	855	565	290	212	135	77
General and administrative expenses	2,802	1,526	1,276	772	417	355

Total benefits and expenses	10,135	5,997	4,138	2,685	1,580	1,105

Adjusted operating income before income taxes	2,085	1,269	816	588	328	260

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		Japanese Yen Basis Results:
		Revenues (1):
¥516,278	¥489,882	Japanese insurance operations excluding Gibraltar Life	¥121,126	¥138,200	¥122,889	¥128,648	¥126,541
934,031	438,702	Gibraltar Life and Other Operations	115,475	171,976	257,054	256,318	248,683

1,450,309	928,584	Total revenues, yen basis	236,601	310,176	379,943	384,966	375,224

		Benefits and Expenses (1):
416,442	392,648	Japanese insurance operations excluding Gibraltar Life	96,878	113,597	97,084	103,679	102,082
832,091	360,379	Gibraltar Life and Other Operations	93,126	154,260	235,846	216,665	225,320

1,248,533	753,027	Total benefits and expenses, yen basis	190,004	267,857	332,930	320,344	327,402

		Adjusted operating income (2):
99,836	97,234	Japanese insurance operations excluding Gibraltar Life	24,248	24,603	25,805	24,969	24,459
101,940	78,323	Gibraltar Life and Other Operations	22,349	17,716	21,208	39,653	23,363

¥201,776	¥175,557	Total adjusted operating income, yen basis	¥46,597	¥42,319	¥47,013	¥64,622	¥47,822

		U.S. Dollar adjusted operating income (3):
$1,150	$1,034	Japanese insurance operations excluding Gibraltar Life and Other Operations	$265	$281	$294	$290	$285
1,336	816	Gibraltar Life and Other Operations	260	342	244	394	356

2,486	1,850	Total adjusted operating income, U.S. dollar basis	525	623	538	684	641
219	235	All other (4)	63	49	52	67	51

$2,705	$2,085	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$588	$672	$590	$751	$692

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests. Revenues and benefits and expenses exclude non-Japanese operations.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging and non-Japanese operations.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2010	2011
2011	2010		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
5,219	4,529	Japan, excluding Gibraltar Life	1,182	1,378	1,210	1,311	1,320
8,801	3,536	Gibraltar Life	946	1,628	2,447	2,283	2,443
1,584	1,458	All other countries	395	374	398	402	410

15,604	9,523	Total	2,523	3,380	4,055	3,996	4,173

		Annualized new business premiums:
816	690	Japan, excluding Gibraltar Life	191	224	176	209	207
2,042	874	Gibraltar Life	256	373	544	570	555
334	274	All other countries	85	83	82	82	87

3,192	1,838	Total	532	680	802	861	849

		Annualized new business premiums by distribution channel:
1,150	964	Life Planners	276	307	258	291	294
979	487	Gibraltar Life Advisors	123	160	270	269	280
603	332	Banks	106	135	143	173	152
460	55	Independent Agency	27	78	131	128	123

3,192	1,838	Total	532	680	802	861	849

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
4,972	4,635	Japan, excluding Gibraltar Life	1,156	1,343	1,173	1,226	1,230
8,366	3,652	Gibraltar Life	926	1,589	2,367	2,139	2,271
1,501	1,445	All other countries	382	355	365	375	406

14,839	9,732	Total	2,464	3,287	3,905	3,740	3,907

		Annualized new business premiums:
781	703	Japan, excluding Gibraltar Life	187	218	171	198	194
1,943	897	Gibraltar Life	253	363	524	537	519
316	270	All other countries	82	79	76	75	86

3,040	1,870	Total	522	660	771	810	799

		Annualized new business premiums by distribution channel:
1,097	973	Life Planners	269	297	247	273	280
928	505	Gibraltar Life Advisors	121	155	258	253	262
580	336	Banks	106	132	139	165	144
435	56	Independent Agency	26	76	127	119	113

3,040	1,870	Total	522	660	771	810	799

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2010	2011
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	320	322	324	326	328
Gibraltar Life (3)	231	377	375	378	380
All other countries	100	102	102	103	105

Total	651	801	801	807	813

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,549	2,590	2,616	2,647	2,678
Gibraltar Life (3)	3,903	7,457	7,430	7,459	7,477
All other countries	1,504	1,522	1,536	1,555	1,575

Total	7,956	11,569	11,582	11,661	11,730

International life insurance policy persistency: (4)

Excluding Gibraltar Life:
13 months	92.2%	92.1%	92.2%	92.7%	92.8%
25 months	84.5%	84.6%	84.7%	85.1%	85.4%

Gibraltar Life:
13 months	92.4%	92.4%	92.7%	93.0%	93.1%
25 months	84.7%	85.3%	85.5%	85.8%	85.8%

Number of Life Planners at end of period:
Japan	3,122	3,150	3,106	3,144	3,137
All other countries	3,443	3,431	3,462	3,555	3,655

Total life planners	6,565	6,581	6,568	6,699	6,792

Gibraltar Life Advisors (5)	6,281	13,227	13,353	12,936	12,791

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3.529 million individual policies as of that date.
(4)	Excludes acquired Star/Edison business.
(5)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2011				December 31, 2010
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	209,297	30,211	179,086	64.3%	155,076	30,499	124,577	59.3%
Public, held-to-maturity, at amortized cost	3,743	—	3,743	1.3%	3,940	—	3,940	1.9%
Private, available-for-sale, at fair value	43,243	16,305	26,938	9.7%	37,786	14,678	23,108	11.0%
Private, held-to-maturity, at amortized cost	1,364	—	1,364	0.5%	1,286	—	1,286	0.6%
Trading account assets supporting insurance liabilities, at fair value	19,481	—	19,481	7.0%	17,771	—	17,771	8.5%
Other trading account assets, at fair value	2,421	317	2,104	0.8%	1,376	156	1,220	0.6%
Equity securities, available-for-sale, at fair value	7,523	3,122	4,401	1.6%	7,728	3,593	4,135	2.0%
Commercial mortgage and other loans, at book value	34,113	9,040	25,073	9.0%	30,408	8,507	21,901	10.4%
Policy loans, at outstanding balance	11,559	5,296	6,263	2.2%	10,667	5,377	5,290	2.5%
Other long-term investments (1)	6,471	1,990	4,481	1.6%	4,570	1,582	2,988	1.4%
Short-term investments (2)	6,137	528	5,609	2.0%	4,862	1,164	3,698	1.8%

Subtotal (3)	345,352	66,809	278,543	100.0%	275,470	65,556	209,914	100.0%

Invested assets of other entities and operations (4)	10,895	—	10,895		8,442	—	8,442

Total investments	356,247	66,809	289,438		283,912	65,556	218,356

Fixed Maturities by Credit Quality (3):

	December 31, 2011					December 31, 2010
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1	151,700	11,143	1,756	161,087	88.0%	105,068	6,278	1,240	110,106	85.5%
2	17,017	1,298	797	17,518	9.6%	14,129	892	585	14,436	11.2%

Subtotal - High or Highest Quality Securities	168,717	12,441	2,553	178,605	97.6%	119,197	7,170	1,825	124,542	96.7%

3	3,446	66	574	2,938	1.6%	2,753	100	208	2,645	2.1%
4	1,328	34	296	1,066	0.6%	1,067	24	206	885	0.7%
5	443	6	174	275	0.1%	630	21	211	440	0.3%
6	219	15	105	129	0.1%	271	28	89	210	0.2%

Subtotal - Other Securities	5,436	121	1,149	4,408	2.4%	4,721	173	714	4,180	3.3%

Total	174,153	12,562	3,702	183,013	100.0%	123,918	7,343	2,539	128,722	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	7,018	730	84	7,664	27.0%	6,226	511	90	6,647	27.2%
2	15,847	1,273	362	16,758	59.1%	13,264	792	341	13,715	56.1%

Subtotal - High or Highest Quality Securities	22,865	2,003	446	24,422	86.1%	19,490	1,303	431	20,362	83.3%

3	2,532	134	43	2,623	9.2%	2,467	104	63	2,508	10.3%
4	715	14	20	709	2.5%	948	26	44	930	3.8%
5	490	5	42	453	1.6%	518	21	17	522	2.1%
6	130	31	3	158	0.6%	95	29	6	118	0.5%

Subtotal - Other Securities	3,867	184	108	3,943	13.9%	4,028	180	130	4,078	16.7%

Total	26,732	2,187	554	28,365	100.0%	23,518	1,483	561	24,440	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of trading and banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2011 and December 31, 2010, respectively, 110 securities with amortized cost of $817 million (fair value $852 million) and 177 securities with amortized cost of $1,787 million (fair value, $1,820 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	111,857	80.3%	60,115	74.9%
Public, held-to-maturity, at amortized cost	3,743	2.7%	3,940	4.9%
Private, available-for-sale, at fair value	5,020	3.6%	3,304	4.1%
Private, held-to-maturity, at amortized cost	1,364	1.0%	1,286	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,732	1.2%	1,518	1.9%
Other trading account assets, at fair value	1,496	1.1%	702	0.9%
Equity securities, available-for-sale, at fair value	1,932	1.4%	1,612	2.0%
Commercial mortgage and other loans, at book value	5,672	4.1%	4,202	5.2%
Policy loans, at outstanding balance	2,873	2.0%	2,083	2.6%
Other long-term investments (2)	2,892	2.1%	1,320	1.6%
Short-term investments	702	0.5%	211	0.3%

Total	139,283	100.0%	80,293	100.0%

	December 31, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	67,229	48.3%	64,462	49.7%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	21,918	15.7%	19,804	15.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	17,749	12.8%	16,253	12.5%
Other trading account assets, at fair value	608	0.4%	518	0.4%
Equity securities, available-for-sale, at fair value	2,469	1.8%	2,523	1.9%
Commercial mortgage and other loans, at book value	19,401	13.9%	17,699	13.7%
Policy loans, at outstanding balance	3,390	2.4%	3,207	2.5%
Other long-term investments (2)	1,589	1.2%	1,668	1.3%
Short-term investments	4,907	3.5%	3,487	2.7%

Total	139,260	100.0%	129,621	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.75%	1,849	(50)	4.24%	1,532	(82)
Equity securities	5.16%	55	(22)	5.40%	48	8
Commercial mortgage and other loans	5.30%	269	27	5.84%	254	9
Policy loans	4.66%	72	—	5.01%	65	—
Short-term investments and cash equivalents	0.27%	9	—	0.28%	9	—
Other investments	1.77%	31	(440)	5.87%	62	(1,100)

Gross investment income before investment expenses	3.69%	2,285	(485)	4.22%	1,970	(1,165)
Investment expenses	-0.11%	(58)	—	-0.14%	(55)	—

Subtotal	3.58%	2,227	(485)	4.07%	1,915	(1,165)

Investment results of other entities and operations (2)		307	10		322	(23)
Less, investment income related to adjusted operating income reconciling items		18			(6)

Total		2,552	(475)		2,231	(1,188)

	Twelve Months Ended December 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)(4)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.83%	7,063	(164)	4.33%	5,927	(426)
Equity securities	5.93%	240	(120)	6.33%	212	11
Commercial mortgage and other loans	5.44%	1,033	74	5.84%	966	67
Policy loans	4.71%	277	—	5.00%	243	—
Short-term investments and cash equivalents	0.36%	46	1	0.29%	36	—
Other investments	3.64%	246	2,024	4.71%	193	573

Gross investment income before investment expenses	3.83%	8,905	1,815	4.27%	7,577	225
Investment expenses	-0.12%	(230)	—	-0.14%	(208)	—

Subtotal	3.71%	8,675	1,815	4.13%	7,369	225

Investment results of other entities and operations (2)		1,235	171		1,249	31
Less, investment income related to adjusted operating income reconciling items		7			(20)

Total		9,917	1,986		8,598	256

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields are weighted for ten months of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.70%	797	(86)	2.79%	465	(90)
Equity securities	3.25%	18	(17)	2.42%	10	(1)
Commercial mortgage and other loans	4.06%	57	10	4.52%	46	(5)
Policy loans	3.35%	24	—	3.87%	20	—
Short-term investments and cash equivalents	0.40%	3	—	0.18%	1	—
Other investments (3)	1.47%	18	(9)	7.57%	42	(99)

Gross investment income before investment expenses	2.68%	917	(102)	2.97%	584	(195)
Investment expenses	-0.11%	(37)	—	-0.14%	(28)	—

Total	2.57%	880	(102)	2.83%	556	(195)

	Twelve Months Ended December 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)(2)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.66%	2,844	(323)	2.81%	1,733	(488)
Equity securities	3.33%	73	(138)	2.84%	44	(67)
Commercial mortgage and other loans	4.10%	212	24	4.63%	175	7
Policy loans	3.37%	90	—	3.85%	72	—
Short-term investments and cash equivalents	0.62%	23	1	0.24%	4	—
Other investments (3)	3.48%	163	396	6.01%	132	201

Gross investment income before investment expenses	2.71%	3,405	(40)	2.97%	2,160	(347)
Investment expenses	-0.11%	(142)	—	-0.15%	(106)	—

Total	2.60%	3,263	(40)	2.82%	2,054	(347)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields are weighted for ten months of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.30%	1,052	36	5.46%	1,067	8
Equity securities	7.22%	37	(5)	7.80%	38	9
Commercial mortgage and other loans	5.76%	212	17	6.24%	208	14
Policy loans	5.78%	48	—	5.75%	45	—
Short-term investments and cash equivalents	0.23%	6	—	0.30%	8	—
Other investments	2.57%	13	(431)	3.99%	20	(1,001)

Gross investment income before investment expenses	4.92%	1,368	(383)	5.12%	1,386	(970)
Investment expenses	-0.12%	(21)	—	-0.14%	(27)	—

Total	4.80%	1,347	(383)	4.98%	1,359	(970)

	Twelve Months Ended December 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.46%	4,219	159	5.58%	4,194	62
Equity securities	9.04%	167	18	9.29%	168	78
Commercial mortgage and other loans	5.94%	821	50	6.20%	791	60
Policy loans	5.81%	187	—	5.72%	171	—
Short-term investments and cash equivalents	0.25%	23	—	0.30%	32	—
Other investments	4.02%	83	1,628	3.21%	61	372

Gross investment income before investment expenses	5.12%	5,500	1,855	5.16%	5,417	572
Investment expenses	-0.13%	(88)	—	-0.14%	(102)	—

Total	4.99%	5,412	1,855	5.02%	5,315	572

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
1,306	(113)	U.S. Retirement Solutions and Investment Management Division	496	130	855	624	618	621	43
893	786	U.S. Individual Life and Group Insurance Division	144	120	251	200	136	179	209
1,868	1,335	International Insurance Division	491	466	540	588	672	590	751
(779)	(247)	Corporate and other operations	(207)	(190)	(287)	(239)	(264)	(233)	(349)

3,288	1,761	Total pre-tax adjusted operating income	924	526	1,359	1,173	1,162	1,157	654
830	494	Income taxes, applicable to adjusted operating income	246	124	371	325	321	316	150

2,458	1,267	Financial Services Businesses after-tax adjusted operating income	678	402	988	848	841	841	504

		Reconciling items:
(1,708)	(2,484)	Realized investment gains (losses), net, and related charges and adjustments	(60)	620	284	(906)	(360)	(11)	1,624
1,601	(1,734)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	252	79	388	(218)	(17)	177	10
(899)	1,163	Change in experience-rated contractholder liabilities due to asset value changes	(320)	(144)	(367)	200	34	(178)	68
2,086	(678)	Divested businesses	(10)	3	(10)	(8)	(9)	—	24
(2,364)	654	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	18	(18)	(62)	(133)	18	(88)

(1,284)	(3,079)	Total reconciling items, before income taxes	(174)	576	277	(994)	(485)	6	1,638
(699)	(1,009)	Income taxes, not applicable to adjusted operating income	7	177	115	(307)	(139)	14	685

(585)	(2,070)	Total reconciling items, after income taxes	(181)	399	162	(687)	(346)	(8)	953

1,873	(803)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	497	801	1,150	161	495	833	1,457
1,557	(483)	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	36	(18)	16	39	80	(18)	57

3,430	(1,286)	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	533	783	1,166	200	575	815	1,514
(34)	36	Earnings from continuing operations attributable to noncontrolling interests	(26)	27	(2)	12	25	29	10

3,396	(1,250)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	507	810	1,164	212	600	844	1,524
(19)	146	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	3	15	1	13	14	16	(9)

3,377	(1,104)	Net income (loss) of Financial Services Businesses	510	825	1,165	225	614	860	1,515
(34)	36	Less: Income (loss) attributable to noncontrolling interests	(26)	27	(2)	12	25	29	10

3,411	(1,140)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	536	798	1,167	213	589	831	1,505

11.16%	6.04%	Operating Return on Average Equity (based on adjusted operating income)	10.72%	6.25%	14.43%	11.84%	11.47%	11.11%	6.50%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
3,411	(1,140)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	536	798	1,167	213	589	831	1,505
(287)	23	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	161	279	77	(36)	19	7	29

3,124	(1,117)	Consolidated net income (loss) attributable to Prudential Financial, Inc.	697	1,077	1,244	177	608	838	1,534

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Earnings per share of Common Stock (diluted): (1)
5.53	3.03	Financial Services Businesses after-tax adjusted operating income	1.45	0.87	2.09	1.76	1.71	1.70	1.04

		Reconciling items:
(3.81)	(5.73)	Realized investment gains (losses), net, and related charges and adjustments	(0.13)	1.32	0.60	(1.87)	(0.73)	(0.02)	3.32
3.57	(4.00)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.53	0.17	0.82	(0.45)	(0.03)	0.36	0.02
(2.01)	2.68	Change in experience-rated contractholder liabilities due to asset value changes	(0.68)	(0.31)	(0.78)	0.41	0.07	(0.36)	0.14
4.65	(1.56)	Divested businesses	(0.02)	0.01	(0.02)	(0.02)	(0.02)	—	0.05
(0.02)	0.01	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.01)	—	0.01	0.01	—	(0.03)

2.38	(8.60)	Total reconciling items, before income taxes	(0.30)	1.18	0.62	(1.92)	(0.70)	(0.02)	3.50
0.24	(2.70)	Income taxes, not applicable to adjusted operating income	—	0.39	0.25	(0.58)	(0.16)	0.03	1.46

2.14	(5.90)	Total reconciling items, after income taxes	(0.30)	0.79	0.37	(1.34)	(0.54)	(0.05)	2.04

7.67	(2.87)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.15	1.66	2.46	0.42	1.17	1.65	3.08
(0.04)	0.34	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	—	0.04	—	0.03	0.03	0.03	(0.02)

7.63	(2.53)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.15	1.70	2.46	0.45	1.20	1.68	3.06

444.6	429.7	Weighted average number of outstanding Common shares (basic)	463.0	464.3	464.8	475.1	484.9	486.0	481.2
448.2	433.6	Weighted average number of outstanding Common shares (diluted) (2)	471.5	468.2	473.2	483.5	493.9	494.8	489.3

43	55	Direct equity adjustments for earnings per share calculation	10	10	9	7	9	8	8
5	—	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	5	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
28	7	Financial Services Businesses after-tax adjusted operating income	8	6	13	10	11	12	6
39	1	Income from continuing operations (after-tax) of Financial Services Businesses	7	10	15	7	8	11	20

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the twelve months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended June 30, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for non-GAAP measures, as presented above. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended June 30, 2010 for GAAP measures is 473.3 million. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
13,283	11,845	Premiums	3,528	3,806	3,967	3,941	4,828	5,506	5,421
3,033	3,123	Policy charges and fee income	860	888	803	929	982	1,038	979
8,219	8,370	Net investment income	2,072	2,105	2,190	2,231	2,304	2,525	2,536
2,288	2,429	Asset management fees, commissions and other income	684	814	796	916	1,040	1,031	944

26,823	25,767	Total revenues	7,144	7,613	7,756	8,017	9,154	10,100	9,880

		Benefits and Expenses (1):
12,691	12,519	Insurance and annuity benefits	3,428	3,993	3,752	3,704	4,644	5,160	5,419
3,376	3,399	Interest credited to policyholders’ account balances	846	875	820	877	829	934	1,040
955	1,134	Interest expense	251	258	267	273	279	290	296
(2,769)	(2,302)	Deferral of acquisition costs	(717)	(746)	(780)	(849)	(908)	(985)	(1,006)
1,266	1,553	Amortization of acquisition costs	352	539	99	378	466	539	499
8,016	7,703	General and administrative expenses	2,060	2,168	2,239	2,461	2,682	3,005	2,978

23,535	24,006	Total benefits and expenses	6,220	7,087	6,397	6,844	7,992	8,943	9,226

3,288	1,761	Adjusted operating income before income taxes	924	526	1,359	1,173	1,162	1,157	654

		Reconciling items:
(1,216)	(2,777)	Realized investment gains (losses), net, and related adjustments	67	1,252	166	(1,369)	(356)	158	3,376
(492)	293	Related charges	(127)	(632)	118	463	(4)	(169)	(1,752)

(1,708)	(2,484)	Total realized investment gains (losses), net, and related charges and adjustments	(60)	620	284	(906)	(360)	(11)	1,624

1,601	(1,734)	Investment gains on trading account assets supporting insurance liabilities, net	252	79	388	(218)	(17)	177	10
(899)	1,163	Change in experience-rated contractholder liabilities due to asset value changes	(320)	(144)	(367)	200	34	(178)	68
2,086	(678)	Divested businesses	(10)	3	(10)	(8)	(9)	—	24
(2,364)	654	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	18	(18)	(62)	(133)	18	(88)

(1,284)	(3,079)	Total reconciling items, before income taxes	(174)	576	277	(994)	(485)	6	1,638

2,004	(1,318)	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	750	1,102	1,636	179	677	1,163	2,292
131	(515)	Income tax expense (benefit)	253	301	486	18	182	330	835

1,873	(803)	Income (loss) from continuing operations before equity in earnings of operating joint ventures	497	801	1,150	161	495	833	1,457

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
(22)	(23)	Premiums	(7)	(7)	(6)	(7)	(10)	(11)	4
(39)	(31)	Policy charges and fee income	(8)	(7)	(19)	(8)	(8)	(9)	(9)
237	556	Net investment income	67	86	83	85	88	112	90
(429)	(418)	Asset management fees, commissions and other income	(120)	(116)	(124)	(121)	(127)	(127)	(123)

(253)	84	Total revenues	(68)	(44)	(66)	(51)	(57)	(35)	(38)

		Benefits and Expenses (1):
25	176	Insurance and annuity benefits	—	31	16	(2)	2	7	149
(121)	(192)	Interest credited to policyholders’ account balances	(22)	(19)	(16)	(13)	(10)	(8)	(9)
702	686	Interest expense	193	198	197	200	200	206	213
39	46	Deferral of acquisition costs	9	13	12	8	15	10	8
(25)	(49)	Amortization of acquisition costs	(8)	(16)	(3)	(8)	(10)	(11)	(13)
(94)	(336)	General and administrative expenses	(33)	(61)	15	3	10	(6)	(37)

526	331	Total benefits and expenses	139	146	221	188	207	198	311

(779)	(247)	Adjusted operating loss before income taxes	(207)	(190)	(287)	(239)	(264)	(233)	(349)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2010				2011
2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
4,361	Japan, excluding Gibraltar Life	1,241	1,093	1,145	1,156	1,343	1,173	1,226
3,237	Gibraltar Life	833	1,008	885	926	1,589	2,367	2,139
1,356	All other countries	337	362	364	382	355	365	375

8,954	Total	2,411	2,463	2,394	2,464	3,287	3,905	3,740

	Annualized new business premiums:
612	Japan, excluding Gibraltar Life	193	144	179	187	218	171	198
612	Gibraltar Life	170	234	240	253	363	524	537
271	All other countries	62	62	64	82	79	76	75

1,495	Total	425	440	483	522	660	771	810

	Annualized new business premiums by distribution channel:
883	Life Planners	255	206	243	269	297	247	273
475	Gibraltar Life Advisors	111	147	126	121	155	258	253
137	Banks	57	80	93	106	132	139	165
—	Independent Agency	2	7	21	26	76	127	119

1,495	Total	425	440	483	522	660	771	810

	Face amount of individual policies in force at end of period (in billions) (1)(2):
310	Japan, excluding Gibraltar Life	313	315	317	320	322	324	326
230	Gibraltar Life (3)	230	229	229	231	377	375	378
98	All other countries	99	99	100	100	102	102	103

638	Total	642	643	646	651	801	801	807

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3.529 million individual policies as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 10.52% for the twelve months ended December 31, 2011, 9.63% for the twelve months ended December 31, 2010, 6.63% for the three months ended December 31, 2011, 17.58% for the three months ended September 30, 2011, 10.14% for the three months ended June 30, 2011, 7.50% for the three months ended March 31, 2011, 2.63% for the three months ended December 31, 2010.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2011

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 8, 2012

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of February 8, 2012

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.